INVESCO SELECT EQUITY FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2010
FILE NUMBER :       811-1540
SERIES NO.:         2

72DD.        1  Total income dividends for which record date passed during the period. (000's Omitted)
                Class A                           $     695
             2  Dividends for a second class of open-end company shares (000's Omitted)
                Class B                           $       -
                Class C                           $       -
                Class Y                           $      12

73A.            Payments per share outstanding during the entire current period: (form nnn.nnnn)
             1  Dividends from net investment income
                Class A                              0.0700
             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                Class B                              0.0000
                Class C                              0.0000
                Class Y                              0.1097

74U.         1  Number of shares outstanding (000's Omitted)
                Class A                               9,884
             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                Class B                                 932
                Class C                                 812
                Class Y                                 102

74V.         1  Net asset value per share (to nearest cent)
                Class A                           $   17.60
             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                Class B                           $   15.18
                Class C                           $   15.15
                Class Y                           $   17.65

INVESCO EUROPEAN SMALL COMPANY FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER :        811-1540
SERIES NO.:          18

72DD.        1  Total income dividends for which record date passed during the period. (000's Omitted)
                Class A                           $   1,696
             2  Dividends for a second class of open-end company shares (000's Omitted)
                Class B                           $     196
                Class C                           $     269
                Class Y                           $     328

73A.            Payments per share outstanding during the entire current period: (form nnn.nnnn)
             1  Dividends from net investment income
                Class A                              0.1968
             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                Class B                              0.1559
                Class C                              0.1559
                Class Y                              0.2234

74U.         1  Number of shares outstanding (000's Omitted)
                Class A                               8,697
             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                Class B                               1,255
                Class C                               1,731
                Class Y                               1,439

74V.         1  Net asset value per share (to nearest cent)
                Class A                           $   11.51
             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                Class B                           $   10.85
                Class C                           $   10.86
                Class Y                           $   11.54

INVESCO INTERNATIONAL SMALL COMPANY FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2010
FILE NUMBER :       811-1540
SERIES NO.:         19

72DD.        1  Total income dividends for which record date passed during the period. (000's Omitted)
                Class A                           $   2,977
             2  Number of shares outstanding of a second class of open-end company shares (000's omitted)
                Class B                           $      30
                Class C                           $      59
                Class Y                           $     302
                Institutional Class               $     688

73A.            Payments per share outstanding during the entire current period: (form nnn.nnnn)
             1  Dividends from net investment income
                Class A                              0.1472
             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                Class B                              0.0216
                Class C                              0.0216
                Class Y                              0.1873
                Institutional Class                  0.2271

74U.         1  Number of shares outstanding (000's Omitted)
                Class A                              20,424
             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                Class B                               1,383
                Class C                               2,728
                Class Y                               1,691
                Institutional Class                   3,289

74V.         1  Net asset value per share (to nearest cent)
                Class A                           $   18.75
             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                Class B                           $   18.14
                Class C                           $   18.14
                Class Y                           $   18.79
                Institutional Class               $   18.67

INVESCO SMALL CAP EQUITY FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  12/31/2010
FILE NUMBER :       811-1540
SERIES NO.:         21

74U.       1  Number of shares outstanding (000's Omitted)
              Class A                                29,753
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                 2,864
              Class C                                 4,205
              Class R                                 6,378
              Class Y                                 2,100
              Institutional Class                     9,569

74V.       1  Net asset value per share (to nearest cent)
              Class A                             $   12.24
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $   11.14
              Class C                             $   11.14
              Class R                             $   11.94
              Class Y                             $   12.32
              Institutional Class                 $   12.71

INVESCO GLOBAL CORE EQUITY FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2010
FILE NUMBER :       811-1540
SERIES NO.:         23

72DD.        1  Total income dividends for which record date passed during the period. (000's Omitted)
                Class A                           $     362
             2   Number of shares outstanding of a second class of open-end company shares (000's omitted)
                Class B                           $      32
                Class C                           $      36
                Class Y                           $       7
                Institutional Class               $       -

73A.            Payments per share outstanding during the entire current period: (form nnn.nnnn)
             1  Dividends from net investment income
                Class A                              0.0849
             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                Class B                              0.0412
                Class C                              0.0412
                Class Y                              0.1192
                Institutional Class                  0.1644

74U.         1  Number of shares outstanding (000's Omitted)
                Class A                               4,249
             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                Class B                                 753
                Class C                                 874
                Class Y                                  53
                Institutional Class                       2

74V.         1  Net asset value per share (to nearest cent)
                Class A                           $   13.12
             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                Class B                           $   12.63
                Class C                           $   12.63
                Class Y                           $   13.11
                Institutional Class               $   13.21


INVESCO MID CAP BASIC VALUE FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  12/31/2010
FILE NUMBER :       811-1540
SERIES NO.:         31

74U.       1  Number of shares outstanding (000's Omitted)
              Class A                                10,571
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                 1,542
              Class C                                 2,419
              Class R                                   583
              Class Y                                   846
              Institutional                              13

74V.       1  Net asset value per share (to nearest cent)
              Class A                             $   12.33
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                             $   11.42
              Class C                             $   11.42
              Class R                             $   12.16
              Class Y                             $   12.39
              Institutional                       $   12.80

INVESCO BASIC BALANCED FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   12/31/2010
FILE NUMBER :        811- 1540
SERIES NO.:          32

72DD.        1  Total income dividends for which record date passed during the period. (000's Omitted)
                Class A                           $   4,880
             2  Dividends for a second class of open-end company shares (000's Omitted)
                Class B                           $     260
                Class C                           $     323
                Class R                           $      72
                Class Y                           $      26
                Investor Class                    $   1,485
                Institutional Class               $       7

73A.            Payments per share outstanding during the entire current period: (form nnn.nnnn)
             1  Dividends from net investment income
                Class A                              0.1330
             2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                Class B                              0.0561
                Class C                              0.0562
                Class R                              0.1074
                Class Y                              0.1586
                Investor Class                       0.1330
                Institutional Class                  0.1836

74U.         1  Number of shares outstanding (000's Omitted)
                Class A                              35,215
             2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                Class B                               4,222
                Class C                               5,453
                Class R                                 672
                Class Y                                 176
                Investor Class                       10,683
                Institutional Class                      41

74V.         1  Net asset value per share (to nearest cent)
                Class A                           $   11.01
             2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                Class B                           $   10.98
                Class C                           $   10.99
                Class R                           $   11.00
                Class Y                           $   11.00
                Investor Class                    $   11.01
                Institutional Class               $   10.99